UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2008

Platinum Research Organization, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52029	20-2842514
(State of Incorporation)	(Commission File Number)	(IRS employer
identification no.)

2777 Stemmons Freeway, Suite 1440
Dallas, Texas 75207
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (214) 271-9503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 9, 2008, (effective as of September 25, 2008) Platinum Research Organization, Inc. (the “Company”) entered into a Mutual Release and Cancellation and Termination Agreement (the “Release and Termination Agreement”) with the holders of 5,000,000 shares of the Company’s Series “A” Preferred Stock (the “Investors”), which shares are convertible into common stock of the Company (the “Underlying Shares”). Under the Release and Termination Agreement, the Company and the Investors agreed, among other things, to (i) terminate, as between the Company and the Investors, that certain Registration Rights Agreement, dated April 18, 2007, and (ii) release the Company and the Investors from, among other items, any obligations and liabilities under the Registration Rights Agreement.

Further, under the Release and Termination Agreement the Company also agreed, among other things, to (i) acknowledge and agree that the Investors may sell the Underlying Shares pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, (the “Securities Act”) (ii) keep effective the registration of the Company’s common stock under Section 12 of the Securities Act and (iii) file a registration statement with the Securities and Exchange Commission with respect to the resale of the Underlying Shares should any one of the Investors be unable to sell the Underlying Shares without restriction under Rule 144. Further, under the Release and Termination Agreement, should the Company fail to issue to any Investor when required to do so, stock certificate(s) evidencing the Underlying Shares without restriction or limitation pursuant to Rule 144, or fail to keep the Company’s common stock listed or included for quotation on a national stock exchange or the OTC Bulletin Board, the Company will be required to issue to each such Investor warrants to purchase a number of additional shares of the Company’s common stock as provided in the Release and Termination Agreement.

A copy of the Release and Termination Agreement is filed as an exhibit to this Form 8-K and is incorporated in this Item 1.01by reference. The description of the Release and Termination Agreement is qualified in its entirety by reference to the full text of the Release and Termination Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided under Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The conversion rights of the Investors holding the Company’s Series “A” Preferred Stock and any Underlying Shares of the Company’s common stock that may be issued thereunder will be made pursuant to an exemption from registration under Regulation D of the Securities Act.

Item 9.01 Financial Statements and Exhibits. (a) Financial statements of businesses acquired. N/A (b) Pro forma financial information. N/A

(c) Exhibits.

As described in Item 1.01 of this Report the following exhibits are filed as part of this Report on Form 8-K:

Exhibit No.

Description

10.1	Mutual Release and Cancellation and Termination Agreement, effective September 25, 2008, among Platinum Research Organization, Inc. and the Purchasers of the Company’s Series “A” Preferred Stock.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM RESEARCH ORGANIZATION, INC.

Date: November 10, 2008		By: /s/ David Hart

Name: David Hart
Title: Interim Chief Financial
Officer and Senior Vice President

EXHIBIT INDEX
Exhibit No.		Description

Exhibit	Description
No.
10.1	Mutual Release and Cancellation and Termination Agreement, effective September 25, 2008, among Platinum Research Organization, Inc. and the Purchasers of the Company’s Series “A”
Preferred Stock.

Exhibit 10.1

MUTUAL RELEASE AND CANCELLATION AND TERMINATION AGREEMENT

     This Mutual Release and Cancellation Agreement (“Agreement”) is made and entered into as of September 25, 2008 between and among Platinum Research Organization, Inc. (the “Company”) and the Purchasers of the Company’s Series A Preferred Stock (the “Purchasers”).

RECITALS

This Agreement is entered into with reference to the following facts:

     A. On or about April 18, 2007, the Purchasers, who are not affiliated with Company, acquired Company Preferred Stock, Series A (the “Preferred Stock”) that is convertible into common stock of the Company (“Common Stock”). On that same date, the Company and the Purchasers also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) wherein the Company granted the Purchasers of the Preferred Stock certain registration rights as set forth in the Registration Rights Agreement.

     B. On November 29, 2007, the Company, as provided in the Registration Rights Agreement, filed its registration statement with Securities and Exchange Commission (“SEC”) to register with the SEC its common stock issuable upon the conversion of the Preferred Stock.

     C. Thereafter, the Company has incurred substantial cost and effort in this registration process and the Company and the Purchasers desire that the substantial cost and efforts in this process cease.

     D. The Company and the Purchasers acknowledge that should the Purchasers desire to sell the Company common stock issuable upon on the conversion of the Preferred Stock, the Purchasers may sell such stock without registration under the United States Securities Act of 1933, as amended (“Securities Act”), pursuant to the provisions of Rule 144 adopted by SEC.

     E. In order to relieve the Company of its ongoing costs and efforts in this registration process and for the Purchasers to avail themselves of the resale exemptions available under Rule 144, the parties agree as follows:

RELEASE AND CANCELLATION AGREEMENT

The Parties, agree as follows:

1.	Effective Date. The “Effective Date” of this Agreement shall be September 25, 2008.

2.	Cancellation. As of the Effective Date, the Registration Rights Agreement is cancelled,

set aside and terminated and is of no further force and effect (provided that, for clarification, such cancellation and termination shall not affect the incorporation by reference of certain provisions thereof contained in Section 6 below).

     3. Releases by Purchasers. Except for the obligations set forth in this Agreement, the Purchasers hereby release and forever discharge the Company, its predecessors, successors, subsidiaries, affiliates, officers, directors, employees, attorneys, insurers, agents, representatives and assigns, past, present or future, from any and all claims, losses, liabilities, obligations, suits, debts, liens, contracts, agreements, promises, demands and damages, of any nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, that Purchasers, or any of them, ever had, now have, or hereafter may have, related to or arising out of the Registration Rights Agreement.

4. Releases by Company. Except for the obligations set forth in this Agreement, the

Company hereby releases and forever discharges each of the Purchasers and their predecessors, successors, subsidiaries, affiliates, officers, directors, employees, attorneys, insurers, agents, representatives and assigns, past, present or future, from any and all claims, losses, liabilities, obligations, suits, debts, liens, contracts, agreements, promises, demands and damages, of any nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, that the Company ever had, now has, or hereafter may have, related to or arising out of the Registration Rights Agreement.

     5. Unknown Facts. The Company and the Purchasers acknowledge and agree that they may hereafter discover facts different from or in addition to those they now know or believe to be true in respect to the claims, losses, liabilities, obligations, suits, debts, liens, contracts, agreements, promises, demands and damages released by this Agreement, and hereby agree that the releases contained herein shall be and remain in effect in all respects as a complete, general release as to the matters released, notwithstanding any such different or additional facts.

6.	Rule 144.

(a) The Company acknowledges and agrees that the commencement of the holding period for the shares of Common Stock issued or issuable upon conversion of the Preferred Stock (“Underlying Shares”) was April 18, 2007 and that the Purchasers may sell any and all Underlying Shares without restriction pursuant to Rule 144 under the Securities Act.

     (b) The Company agrees that certificates evidencing the Underlying Shares shall not contain any legend and shall cause and direct the Company’s transfer agent to issue such

Underlying Shares either (i) via DWAC if the Company is participating in the DTC DWAC program and the Purchaser requests DWAC delivery or (ii) by issuing certificates evidencing the Underlying Shares without any legend. If required by the transfer agent to effect the removal of any legend on, or the issuance without any legend of, any certificates for Underlying Shares, the Company shall cause its counsel to issue a legal opinion to the transfer agent within 3 business days following request therefor. The Company agrees to take all other actions reasonably requested by any Purchaser to enable the Purchaser to sell its Underlying Shares without registration pursuant to Rule 144.

(c)	The Company represents and warrants to the Purchasers that:

(i) it is not and has not at any time since the Closing Date been a Shell

Company, where a “Shell Company” means an entity that has (a) no or nominal operations, and (b) either (i) no or nominal assets, (ii) assets consisting solely of cash and cash equivalents, or (iii) assets consisting of any amount of cash and cash equivalents and nominal other assets; and

     (ii) on or promptly following the Closing Date (as defined in the Registration Rights Agreement), the Company filed or had previously filed all Form 10 Information with the SEC in accordance with the rules and regulations of the SEC under the US Securities Exchange Act of 1934, as amended (“Exchange Act”), and for at least one year following such filing the Company was subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and timely filed (or obtained extensions in respect thereof and filed within the applicable grace period) all reports and other materials required to be filed thereunder, where “Form 10 Information” means information that is required by Form 10 to register securities under the Exchange Act.

     (d) At all times on and after October 1, 2008, the Company shall use its reasonable efforts to keep effective the registration of its Common Stock under Section 12 of the Exchange Act and shall timely file such information, documents and reports as the SEC may require or prescribe under Section 13 or 15(d) of the Exchange Act. Upon the reasonable request of the Purchasers the Company furnish to the Purchaser (i) a written statement by the Company that it has complied with such reporting requirements, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents filed by the Company with the SEC as the Purchasers may reasonably request in availing itself of an exemption for the sale of Underlying Shares without registration under the Securities Act.

     (e) Without limiting anything contained in this Section 6, in the event that at any time any Purchaser (which is not an affiliate of the Company) is not able to sell all of its Underlying Shares without restriction or limitation pursuant to Rule 144 for any reason, then the Company shall (A) within 30 days following demand by any Purchaser prepare and file with the SEC a registration statement registering the resale by the Purchasers of all Underlying Shares under the Securities Act, (B) cause such registration statement to be declared effective by the Commission as promptly as possible thereafter (but no later than 90 days after such filing), and (C) enter into a new registration rights agreement with the Purchasers in the same form as the Registration Rights Agreement.

     (f) If the Company shall fail to issue or cause to be issued to any Purchaser certificates evidencing the Underlying Shares issuable upon conversion of the Preferred Stock without any legend (or issue such shares via DWAC) within seven (7) business days after the conversion date, then the Company shall issue and deliver to each Purchaser (i) the amount of Penalty Warrants (as defined in the Registration Rights Agreement) that each Purchaser would have been entitled to if this Agreement were not entered into (i.e., Penalty Warrants for the period from the 180th day following the Closing Date until such 7th business day), and (ii) additional Penalty Warrants to purchase such number of shares of Common Stock as is equal to two percent (2%) of the number of Underlying Shares issuable or held by such Purchaser for each 30-day period (or pro rata for any portion thereof) after such seventh day that such Underlying Shares have failed to be delivered without a legend. The Penalty Warrants shall have the terms and conditions substantially as set forth in the Form of Warrant attached to the Registration Rights Agreement (provided that the term shall be three years) and be issued and delivered to the Purchasers within 10 days following such 7th business day or after the end of each such 30-day period (or portion thereof), as applicable.

     (g) At all times during the one year period commencing on and after October 1, 2008, the Company shall cause the Company’s Common Stock to be listed or included for quotation on the Nasdaq Stock Market, the American Stock Exchange or the OTC Bulletin Board. If at any time the Common Stock is not so listed or included for quotation on the Nasdaq Stock Market, the American Stock Exchange or the OTC Bulletin Board during such period, then the Company shall issue to each Purchaser Penalty Warrants to purchase Common Stock equal to two percent (2%) of the number of Underlying Shares issuable or held by such Purchaser for each 30-day period (or pro rata for any portion thereof) that the Common Stock fails to be so listed or quoted, provided that the Company shall not be required to issue Penalty Warrants with respect to any 30-day period to the extent that Penalty Warrants are issued pursuant Section 6(f) with respect to such period . The Penalty Warrants shall have the terms and conditions substantially as set forth in the Form of Warrant attached to the Registration Rights Agreement (provided that the term shall be three years) and be issued and delivered to the Purchasers within 10 days after the end of each such 30-day period (or portion thereof), as applicable.

     7. Interpretation of Agreement. This Agreement, and each of its provisions, has been reached as the result of negotiations between the Company and the Purchasers and their respective attorneys. Each of the parties expressly acknowledges and agrees that this Agreement shall not be deemed to have been prepared by, or drafted by, any particular party or parties hereto, and that the normal rule of construction, to the effect that any ambiguities are to be resolved against the drafting party or parties, shall not be employed in the interpretation of this Agreement.

8. Governing Law. THIS AGREEMENT AND THE VALIDITY AND

ENFORCEABILITY HEREOF SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO CONFLICT OF LAWS RULES OR CHOICE OF LAWS RULES THEREOF. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York,

Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any term the Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding.

     9. Binding Agreement. This Agreement shall be binding on, and shall inure to the benefit of, each of the parties and their respective past, present and future predecessors, successors, subsidiaries, affiliates, officers, directors, employees, attorneys, insurers, agents, representatives and assigns.

     10. Counterparts. This Agreement may be executed simultaneously or in any number of counterparts, each of which shall be deemed an original, equally admissible in evidence against any party who has signed it, all of which together shall constitute one and the same agreement. Signatures delivered by facsimile shall be deemed original signatures.

     11. Integrated Agreement. This writing is an integrated agreement and represents the entire understanding of the parties relative to the subject matter described herein. No prior or contemporaneous agreements shall be enforceable if they materially alter, vary, or add to the terms of this Agreement. This Agreement may not be modified except by a writing executed by all parties or their counsel. Each of the parties agrees that no representation or promise not expressly contained in this Agreement has been made and further promises that they are not entering into this Agreement on the basis of any promise, representation, express or implied, not otherwise contained herein.

     12. Voluntary Consent. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the parties hereto. The parties acknowledge that:

(1)	They have read this Agreement;

(2)	They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice;

(3)	They understand the terms and consequences of this Agreement and of the Agreements it contains; and

(4)	They are fully aware of the legal and binding effect of this Agreement.

     13. Warranty of Authority. The persons executing this Agreement represent and warrant that they have full authority to sign this Agreement on behalf of the parties for which are acting and that said parties will thereby be fully bound by the terms of this Agreement.

     14. Severability. Each provision of this Agreement shall be interpreted in such a manner as to be valid, legal and enforceable. A determination that any provision of this Agreement is for any reason invalid, illegal, or unenforceable shall not affect the validity of this Agreement and any other provisions herein, and this Agreement shall be interpreted and construed as if such invalid, illegal, or unenforceable provisions were not contained herein.

     15. Miscellaneous. Except as specifically waived, terminate or amended hereby and for the purposes described herein (a) the existing transaction documents entered into in connection with the purchase of the Preferred Stock, including without limitation the certificate of designation therefor, shall remain in full force and effect in accordance with their respective terms, and (b) this Agreement shall not in any way waive or prejudice any of the rights of the Purchasers or obligations of the Company under such transaction documents, or under any law, in equity or otherwise, and such waiver, termination and amendment shall not constitute a waiver or amendment of any other provision of such transaction documents nor a waiver or amendment of any subsequent default or breach of any obligation of the Company or of any subsequent right of the Purchasers. The Company acknowledges and agrees that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, the Purchasers shall be entitled to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss or the posting of any bond. Any partial liquidated damages set forth herein shall not constitute the Purchasers’ exclusive remedy and the Purchaser may seek to further enforce this Agreement in law, in equity or otherwise.

Dated: September 25, 2008	Platinum Research Organization, Inc.
By:
Its: Chief Executive Officer, John T. “Cork”
Jaeger
Purchasers:

Epsom Investment Services, NV	Jadry Financial Corp, Inc.

By: __________________________________	By: _________________________________
Mr. David Craven	Dr. Gerald Hoop
Its:	Its:

Hypo Alpe-Adria-Bank (Liechtenstein) AG	JTE Finance Ltd

By: __________________________________	By: _________________________________
L. Spagnuolo	M. Kym
Its:	Its:

Bank Sal Oppenheim Jr. & CIE	Felix Holdings Limited

By: __________________________________	By: _________________________________
Xentos Associates Corp	Mr. Steven Drayton
Its:	Its: